EXHIBIT 32.2

            CERTIFICATION OF EXECUTIVE VICE PRESIDENT AND SECRETARY PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906
                      OF THE SARBANES-OXLEY ACT OF 2002

The certification set forth below is being submitted in connection with the Quarterly Report of Commerce Group Corp. (the "Company") on Form 10-Q for the first quarterly period ending June 30, 2007 (the "Report") for the purpose of complying with Rule 13a-14(b) of the Securities Exchange Act of 1934 (the "Exchange Act") and Section 1350 of Chapter 63 of Title 18 of the United States Code.

I, Edward A. Machulak, Executive Vice President and Secretary of Commerce Group Corp., (the "Company"), hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. the Form 10-Q of the Company for the first quarterly period ended June 30, 2007, (the "Form 10-Q"), fully complies with the requirements of
     Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  August 17, 2007             /s/ Edward A. Machulak
                                   --------------------------
                                   Edward A. Machulak
                                   Executive Vice President,
                                   and Secretary





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